UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT

INVESTMENT COMPANY

Investment Company Act file number 811-05344

WILLIAM BLAIR FUNDS

(Exact name of registrant as specified in charter)

222 WEST ADAMS STREET CHICAGO, IL 60606

(Address of principal executive offices) (Zip code)

Michelle R. Seitz, President, William Blair Funds.

222 West Adams Street

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: October 31

Date of reporting period: July 31

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 ((S)(S) 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Schedule of Investments

William Blair Macro Allocation Fund

Portfolio of Investments, July 31, 2014 (unaudited)

Issuer	Shares or Principal Amount	Value

Exchange-Traded Funds—50.8%

Equity Exchange-Traded Funds—37.2%
Guggenheim China Small Cap ETF(a)	390,000	$10,319,400
Guggenheim Frontier Markets ETF(a)	189,000	3,235,680
iShares China Large-Cap ETF(a)	255,000	10,317,300
iShares Global Energy ETF(a)	487,000	22,635,760
iShares Russell 1000 Value ETF(a)	1,497,000	148,262,880
Market Vectors Russia ETF	325,000	7,806,500
SPDR S&P 500 ETF Trust(a)	378,000	72,988,020
Utilities Select Sector SPDR Fund	384,000	15,840,000
Vanguard FTSE Emerging Markets ETF(a)	105,000	4,590,600

Total Equity Exchange-Traded Funds		295,996,140

Fixed Income Exchange-Traded Funds—13.6%
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	779,000	92,350,450
SPDR Barclays High Yield Bond ETF(a)	241,322	9,785,607
WisdomTree Emerging Markets Local Debt Fund ETF(a)	133,000	6,220,410

Total Fixed Income Exchange-Traded Funds		108,356,467

Total Exchange-Traded Funds—50.8% (cost $380,300,943)		404,352,607

Common Stock—0.6%

Europe—0.6%

France—0.6%
Schneider Electric S.A. (Electrical equipment)	52,000	4,402,047

Total Common Stock—0.6% (cost $4,352,420)		4,402,047

Repurchase Agreement—33.2%
Fixed Income Clearing Corporation, 0.000% dated 7/31/14, due 8/1/14, repurchase price $264,590,362 collateralized by FHLMC, 1.02%, due 10/16/17	$264,590,362	264,590,362

Total Repurchase Agreement—33.2% (cost $264,590,362)		264,590,362

U.S. Government—12.7%
U.S. Treasury Bill, 0.010%—0.129%, 8/21/14(b)	7,500,000	7,499,494
U.S. Treasury Bill, 0.098%, 9/18/14(b)	6,000,000	5,999,212
U.S. Treasury Bill, 0.074%—0.124%, 10/16/14(b)	7,000,000	6,998,477
U.S. Treasury Bill, 0.079%—0.126%, 11/13/14(b)	7,000,000	6,997,859
U.S. Treasury Bill, 0.087%—0.135%, 12/11/14(a) (b)	7,000,000	6,997,051

See accompanying Notes to Portfolio of Investments.

William Blair Macro Allocation Fund

Portfolio of Investments, July 31, 2014 (unaudited)

Issuer	Shares/ Principal Amount/ Contracts	Value

U.S. Government—(continued)
U.S. Treasury Bill, 0.102%—0.122%, 1/8/15(a)	$7,000,000	$6,996,455
U.S. Treasury Bill, 0.115%—0.119%, 2/5/15(a) (b)	10,000,000	9,993,877
U.S. Treasury Bill, 0.122%, 3/5/15(a) (b)	8,000,000	7,994,192
U.S. Treasury Bill, 0.121%, 4/2/15(a) (b)	8,000,000	7,993,493
U.S. Treasury Bill, 0.100%, 4/30/15(a) (b)	8,000,000	7,993,956
U.S. Treasury Bill, 0.094%, 5/28/15(a) (b)	8,000,000	7,993,833
U.S. Treasury Bill, 0.100%, 6/25/15(a) (b)	8,000,000	7,992,711
U.S. Treasury Bill, 0.102%, 7/23/15	10,000,000	9,989,864

Total U.S. Government—12.7% (cost $101,440,474)		101,440,474

Purchased Options—0.6%
10 Year U.S. Treasury Note Futures, November 2014, Strike $123, PUT	1,440	1,372,500
October 2014, Strike 1.386, EUR/USD PUT	31,035,000	1,062,359
November 2014, Strike 1.3715, EUR/USD PUT	35,181,000	928,567
June 2015, Strike 1.3624, EUR/USD PUT	44,432,000	1,422,402

Total Purchased Options—0.6% (cost $3,510,724)		4,785,828

Total Investments in Securities—97.9% (cost $754,194,923)		779,571,318

Securities Sold Short—(5.9)%

Exchange-Traded Funds
iShares Russell 1000 Growth ETF	(523,000)	(46,667,290)

Total Securities Sold Short—(5.9)% (proceeds $41,684,413)		(46,667,290)

Written Options—(0.1)%
October 2014, Strike 1.328, EUR/USD PUT	(31,035,000)	(189,220)
November 2014, Strike 1.312, EUR/USD PUT	(35,181,000)	(179,353)
June 2015, Strike 1.275, EUR/USD PUT	(44,432,000)	(412,996)

Total Written Options—(0.1)% (premiums received $798,964)		(781,569)

Cash and other assets, less liabilities—8.1%		64,568,358

Net assets—100.0%		$796,690,817

(a)	Security, or portion of security, is segregated as collateral for securities sold short and swap contracts aggregating a total value of $95,231,318.

(b)	Security, or portion of security, is pledged as collateral to cover initial margin requirements on open futures contracts and centrally cleared swaps aggregating a total value of $32,287,494.

See accompanying Notes to Portfolio of Investments.

William Blair Macro Allocation Fund

Portfolio of Investments, July 31, 2014 (unaudited)

Forward Foreign Currency Contracts

Settlement Date	Deliver/Receive	Counterparty	Local Currency	Current Value	Net Unrealized Appreciation (Depreciation)

Purchased

8/13/14	Canadian Dollar	State Street Bank & Trust Company	5,111,000	$4,685,959	$4,097
8/13/14	Chinese Yuan Renminbi	State Street Bank & Trust Company	477,857,000	77,294,038	(10,448)
8/13/14	Euro	State Street Bank & Trust Company	6,245,000	8,362,720	(138,630)
8/13/14	Hong Kong Dollar	State Street Bank & Trust Company	162,434,000	20,959,654	922
8/13/14	Hungarian Forint	State Street Bank & Trust Company	9,565,294,000	40,784,606	(2,459,252)
8/13/14	Indonesian Rupiah	State Street Bank & Trust Company	631,857,004,000	54,445,869	661,626
8/13/14	Indian Rupee	State Street Bank & Trust Company	9,119,465,000	150,208,401	334,734
8/13/14	Japanese Yen	State Street Bank & Trust Company	205,974,000	2,002,526	(36,477)
8/13/14	South Korean Won	State Street Bank & Trust Company	63,910,669,000	62,133,144	(100,241)
8/13/14	Mexican Peso	State Street Bank & Trust Company	465,949,000	35,210,562	(368,970)
8/13/14	Malaysian Ringgit	State Street Bank & Trust Company	267,951,000	83,749,212	1,381,046
8/13/14	Polish Zloty	State Street Bank & Trust Company	135,259,000	43,311,025	(1,227,153)
8/13/14	Russian Ruble	State Street Bank & Trust Company	269,874,000	7,527,485	(6,686)
8/13/14	Taiwan Dollar	State Street Bank & Trust Company	991,342,000	33,058,930	3,009
8/13/14	South African Rand	State Street Bank & Trust Company	20,500,000	1,907,577	(14,454)
					$(1,976,877)

Sold

8/13/14	Australian Dollar	State Street Bank & Trust Company	112,340,000	$104,300,546	$(201,513)

See accompanying Notes to Portfolio of Investments.

William Blair Macro Allocation Fund

Portfolio of Investments, July 31, 2014 (unaudited)

Forward Foreign Currency Contracts—(continued)

Settlement Date	Deliver/Receive	Counterparty	Local Currency	Current Value	Net Unrealized Appreciation (Depreciation)

Sold—(continued)
8/13/14	Canadian Dollar	State Street Bank & Trust Company	3,103,000	$2,844,948	$61,027
8/13/14	Swiss Franc	State Street Bank & Trust Company	131,104,000	144,281,573	4,546,574
8/13/14	Czech Koruna	State Street Bank & Trust Company	324,360,000	15,696,320	718,625
8/13/14	Danish Krone	State Street Bank & Trust Company	387,552,000	69,606,908	2,384,279
8/13/14	Euro	State Street Bank & Trust Company	71,331,000	95,519,806	2,980,412
8/13/14	British Pound Sterling	State Street Bank & Trust Company	15,319,000	25,860,270	106,022
8/13/14	Japanese Yen	State Street Bank & Trust Company	282,709,000	2,748,561	32,503
8/13/14	South Korean Won	State Street Bank & Trust Company	19,055,256,000	18,525,279	(69,825)
8/13/14	New Zealand Dollar	State Street Bank & Trust Company	65,452,000	55,528,458	698,230
8/13/14	Russian Ruble	State Street Bank & Trust Company	544,830,000	15,196,720	7,717
8/13/14	Swedish Krona	State Street Bank & Trust Company	222,118,000	32,197,473	1,741,594
8/13/14	Singapore Dollar	State Street Bank & Trust Company	96,652,000	77,476,553	(106,392)
8/13/14	South African Rand	State Street Bank & Trust Company	20,500,000	1,907,577	(16,973)
					$12,882,280

Futures Contracts

Number of Contracts	Description	Expiration Date	Local Currency	Notional Amount (Local)	Net Unrealized Appreciation (Depreciation)

Long

230	Amsterdam Index	August 2014	Euro	18,531,100	$(106,345)
490	IBEX 35 Index	August 2014	Euro	52,443,720	885,835
156	MSCI Taiwan Index	August 2014	U.S. Dollar	5,185,440	(78,557)
210	KOSPI 12 Index	September 2014	South Korean Won	28,523,250,000	1,100,345
553	NIKKEI 225 Index	September 2014	Japanese Yen	4,324,460,000	1,599,095
46	S&P TSX 60 Index	September 2014	Canadian Dollar	8,123,600	235,257
23	SPI 200 Index	September 2014	Australian Dollar	3,202,750	100,382
745	EURO STOXX 50 Index	September 2014	Euro	23,236,550	(1,449,150)
380	FTSE 100 Index	September 2014	British Pound Sterling	25,393,500	(245,072)
505	FTSE MIB Index	September 2014	Euro	51,974,600	(4,246,816)
740	5YR US Treasury Notes*	September 2014	U.S. Dollar	87,938,594	(380,095)
					$(2,585,121)

Short

95	CAC 40 Index	August 2014	Euro	4,032,750	$126,438
213	EURO-BTP	September 2014	Euro	27,212,880	(587,657)
229	EURO-OAT*	September 2014	Euro	32,536,320	(1,170,939)

See accompanying Notes to Portfolio of Investments.

William Blair Macro Allocation Fund

Portfolio of Investments, July 31, 2014 (unaudited)

Futures Contracts—(continued)

Number of Contracts	Description	Expiration Date	Local Currency	Notional Amount (Local)	Net Unrealized Appreciation (Depreciation)

Short—(continued)
80	German Euro Bund*	September 2014	Euro	11,839,200	$(298,436)
360	10YR JGB Mini	September 2014	Japanese Yen	5,253,480,000	(276,218)
245	TOPIX Index	September 2014	Japanese Yen	3,166,625,000	(1,220,156)
770	FTSE 40 Index	September 2014	South African Rand	355,555,200	(44,843)
274	10YR Can Bond	September 2014	Canadian Dollar	37,510,600	(536,043)
717	10YR US Treasury Notes*	September 2014	U.S. Dollar	89,344,922	252,521
18	DAX Index	September 2014	Euro	4,238,325	290,911
950	S&P 500 E Mini Index	September 2014	U.S. Dollar	91,428,000	306,649
					$(3,157,773)

*	Exposure to Futures Contract is achieved through the use of a total return swap contract with Credit Suisse.

Total Return Swaps

Reference Entity	Pay/Receive Floating Rate	Floating Rates	Maturity Dates	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Industrial Select Sector Fund	Receive	1 Month LIBOR minus 45 bp	Oct 2014 to Aug 2015	Credit Suisse International	36,362,338	$(1,059,213)
iShares Russell 2000 Fund	Receive	1 Month LIBOR minus 80 bp – 100 bp	Mar 2015 to Aug 2015	Credit Suisse International	85,075,613	(256,176)
SPDR Barclays High Yield Bond ETF	Pay	1 Month LIBOR minus 175 bp	Aug 2014	Credit Suisse International	18,977,959	(296,452)
U.S. Equity Basket – Energy Sector	Pay	1 Month LIBOR plus 45 bp	Oct 2014 to Aug 2015	Credit Suisse International	33,635,107	(1,896,492)
						$(3,508,333)

Centrally Cleared Credit Default Swaps

Reference Entity	Buy/Sell Protection	Fixed Deal Receive Rate	Maturity Dates	Cleared Exchange	Notional Amount	Unrealized Appreciation (Depreciation)
CDX.IG-22	Sell	1.00%	June 2019	CME	1,000,000	$(1,618)
CDX.HY-22	Sell	5.00%	June 2019	ICE	990,000	(17,643)
						$(19,261)

Interest Rate Swap

Floating Rate Reference	Pay/Receive Floating Rate	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
6 Month Swiss Franc LIBOR Rate	Receive	1.000%	June 2024	Credit Suisse International	35,460,000 CHF	$(161,714)

Variance Swap

Reference Entity	Pay/Receive Variance	Variance Strike Price	Maturity Date	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
S&P 500 Index	Receive	134.56	Aug 2014	Credit Suisse International	250,000	1,072,366
Total Net Unrealized Appreciation (Depreciation) on Swaps						$(2,616,942)

See accompanying Notes to Portfolio of Investments.

Notes to Portfolio of Investments

(1) Organization

The William Blair Macro Allocation Fund (“MAF” or “Macro Allocation”) is a Fund (the “Fund”) within the William Blair Funds (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. For the Fund, the number of shares authorized is unlimited.

(a) Share Classes

Three different classes of shares are currently available: N, I and Institutional.

Class N shares are offered to the general public, either directly through the Trust’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee of 0.25%, a Shareholder Administration fee of 0.15% and may have a Sub-transfer agent fee that is not a fixed rate and may vary by Fund and class.

Class I shares are offered to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the Class N shares. Class I shares have a Shareholder Administration fee of 0.15% and may have a Sub-transfer agent fee that is not a fixed rate and may vary by Fund and class.

Institutional Class shares are sold to institutional investors, including but not limited to employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the Fund’s high minimum investment requirement. The minimum initial investment required is $5 million.

(b) Fund Objective and Description

MAF’s objective is to maximize long-term risk-adjusted total return.

In pursuing the Fund’s investment objective, William Blair & Company, L.L.C., (“William Blair” or the “Adviser”) employs a dynamic global macro asset allocation strategy. This strategy attempts to exploit periodic market inefficiencies by taking long and short positions in various asset classes (e.g., equity and fixed income) and currencies with a view to profit from movements across and within such asset classes and currencies. The Adviser uses a top-down approach that focuses on general price movements in various asset classes and currencies rather than the performance of individual company securities. The Adviser’s macro asset allocation strategy is based primarily on the fundamental investment valuations of asset classes and currencies. The Adviser believes that investment fundamentals determine future cash flows which will ultimately drive the value of asset classes and currencies. The Adviser’s goal is to identify and exploit periodic discrepancies between fundamental values and market prices. These perceived value/price discrepancies are the foundation of the MAF’s portfolio construction. MAF may invest in or seek exposure to a wide range of asset classes including, without limitation, equity, fixed income (including asset-backed securities, mortgage-backed securities and other collateralized obligations and all grades and maturities of domestic and foreign credit, including high yield (junk bonds)), commodities, real estate, and currencies. MAF has no geographical or other limits on the allocation of its assets among asset classes.

(2) Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies in effect during the period covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Income Taxes

The cost of investments for federal income tax purposes and related gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) at July 31, 2014, were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Macro Allocation	$754,333,409	$25,817,200	$579,292	$25,237,908

(b) Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The Adviser monitors, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements may involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. A Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(3) Valuation

(a) Investment Valuation

The market value of domestic equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, the mean between the last reported bid and ask prices.

Investments in mutual funds which are not traded on an exchange are valued at their respective net asset value per share.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the latest bid and ask prices. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate, and as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the exchange. As a result, a Fund’s value for a security may be different from the last sale price (or the mean between the latest bid and ask prices).

Fixed-income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed-income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Futures contracts (and options and swaps thereon) are valued at the most recent settlement price on the exchange on which they are traded most extensively. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

The swaps in MAF are valued by an independent pricing service using simulation pricing models. These models value the underlying reference entities within the swaps based on readily observable market prices.

Securities, and other assets, for which a market price is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the latest bid price), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

(b) Fair Valuation Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•

Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time the net asset value of the Fund is calculated.

•

Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment) unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Any transfers between Level 1 and Level 2 are disclosed, effective as of the beginning of the period, in the tables below with the reasons for the transfers disclosed in a note to the tables, if applicable.

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows.

Exchange-Traded Securities

Securities traded on a national securities exchange (or reported on the NASDAQ national market), including exchange-traded funds, are stated at the last reported sales price on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the mean between the last reported bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed Income Securities

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the fair value of a security at a particular point in time. The pricing service determines evaluated prices for fixed-income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Securities that use similar valuation techniques and observable inputs as described above are categorized as Level 2 of the fair value hierarchy.

Asset-Backed Securities

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued by independent pricing services that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Short-term Investments

Short-term investments having a maturity of 60 days or less at the time of purchase are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Derivative Instruments

Listed derivatives, such as certain options and futures contracts, that are actively traded are valued based on quoted prices from the exchange on which they are traded most extensively and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward foreign currency contracts, swap and certain option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of forward foreign currency contracts and interest rate swaps. A substantial majority of OTC derivative products valued by a Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.

As of July 31, 2014, the hierarchical input levels of securities in each Fund, segregated by security class, are as follows:

Investments in Securities	Macro Allocation
Asset
Level 1—Quoted Prices
Exchange-Traded Funds	$404,352,607
Common Stock	4,402,047
Purchased Options	1,372,500
Level 2—Other Significant Observable Inputs
U.S. Government and U.S. Government Agency	101,440,474
Purchased Options	3,413,328
Short-Term Investments	264,590,362
Liabilities
Level 1—Quoted Prices
Exchange-Traded Funds	(46,667,290)
Level 2—Other Significant Observable Inputs
Written Options	(781,569)

Total Investments in Securities	$732,122,459

Other Financial Instruments	Macro Allocation
Assets
Level 1—Quoted Prices
Futures Contracts	$4,644,912
Level 2—Other Significant Observable Inputs
Forward Foreign Currency Contracts	15,662,417
Futures Contracts	252,521
Swaps	1,072,366
Liabilities
Level 1—Quoted Prices
Futures Contracts	(8,790,857)
Level 2—Other Significant Observable Inputs
Forward Foreign Currency Contracts	(4,757,015)
Futures Contracts	(1,849,470)
Swaps	(3,689,308)

Total Other Financial Instruments	$2,545,566

(4) Short Sales

MAF may sell a security it does not own in anticipation of a decline in the fair value of that security. When MAF sells a security short, it must borrow the security sold short and deliver it to the broker through which it made the short sale. A gain, limited to the price at which MAF sold the security short, or a loss unlimited in size, will be recognized upon the termination of the short sale. MAF is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the price it sold the security short.

(5) Financial Derivative Instruments

The Fund may use derivative instruments to obtain investment exposures, to maintain liquidity, to provide hedging, or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in the Fund’s prospectus.

Derivative transactions carry counterparty risk as they are based on contracts between the Fund and the applicable counterparty. For exchange-traded or cleared derivative contracts, such counterparty risk is limited due to the role of the exchange or clearinghouse. OTC derivative contracts, however, are exposed to counterparty risk in the amount of unrealized gains, net of collateral held, for the duration of the contract.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other liquid assets equal to a certain percentage of the contract amount (initial margin deposit). Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund and a cash payment is either made to or received from the broker. Futures held through swaps are marked to market daily, however, a Fund does not make or receive cash payments to/from the broker. Gains or losses are recognized but not considered realized until the contracts expire or are closed.

Options

The purchase or sale of an option by the Fund involves the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, either to purchase or sell the underlying security, commodity, or other instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the amount of the premium paid (which could result in a potentially unlimited loss). OTC options also involve counterparty credit risk.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency exchange contracts. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. These instruments may involve market risk from movements in currencies or credit risk from the possible inability of counterparties to meet the terms of their contracts.

Swap Contracts

Swap agreements may include total return, interest rate, securities index, commodity, security, currency exchange rate, credit default index, volatility and variance swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. Cleared swaps are transacted through futures commission merchants that are members of central clearing houses with the clearing house serving as a central counterparty similar to transactions in futures contracts. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money.

Interest Rate Swap—MAF may invest in interest rate swaps to gain or mitigate exposure to changes in interest rates. Interest rate swap agreements involve a commitment between parties to pay either a fixed interest rate or a floating interest rate based on a notional amount of principal. The parties make payments at predetermined intervals throughout the life of the swap. As a payer, the Fund would make the fixed payment and receive the floating payment. As a receiver, the Fund would make the floating payment and receive the fixed payment.

Total Return Swap—MAF may invest in total return swaps to gain or mitigate exposure to an underlying security, or securities. Total return swap agreements may involve commitments to pay interest in exchange for the return on the underlying security, or securities. At maturity, a net cash flow is exchanged between the parties based on the total return of the underlying security, or securities, less a financing rate. As a receiver, the Fund would receive a payment for a positive return and would make a payment for a negative return. As a payer, the Fund would make a payment for a positive return and would receive a payment for a negative return.

Variance Swap—MAF may invest in variance swaps in order to gain or mitigate its exposure to an underlying reference entity such as a broad based index. A variance swap is an agreement between two parties to exchange cash flows based on the measured variance of a reference entity. The payer agrees to exchange the fixed rate, or the variance strike price of the reference entity, to the receiver for the floating rate, or realized variance price of the reference entity. At the time the trade is originated, the agreed upon variance strike price is generally set so that the market value of the swap is near zero. At maturity, a net cash flow is exchanged between the parties based on the difference between the final realized variance price of the swap and the variance strike price multiplied by the notional, or vega amount. As a receiver of the floating rate, the Fund would receive a payment if the final realized variance price is greater than the variance strike price and would make a payment if the final realized variance price is less than the variance strike price. As a payer of the floating rate, the Fund would receive a payment if the final realized variance price is less than the variance strike price and would make a payment if the final realized variance price is greater than the variance strike price.

Item 2. Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits

Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as exhibit EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WILLIAM BLAIR FUNDS

By:	/s/ Michelle R. Seitz
Michelle R. Seitz President

Date: September 26, 2014

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michelle R. Seitz
Michelle R. Seitz President (Principal Executive Officer)

Date: September 26, 2014

By:	/s/ Colette M. Garavalia
Colette M. Garavalia
Treasurer (Principal Financial Officer)

Date: September 26, 2014